UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 11, 2013

Date of Report (Date of earliest event reported)

FORTRESS INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 104
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2013, Harvey Weiss informed Fortress International Group, Inc. (the “Corporation”) that he will not stand for re-election to the board of directors of the Corporation and that he will resign from the board of directors of the Corporation, effective immediately following the 2013 Annual Meeting of Stockholders. A copy of a press release announcing Mr. Weiss decision is being furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release, dated April 15, 2013

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INTERNATIONAL GROUP, INC.

By:	/s/ Kenneth D. Schwarz
Kenneth D. Schwarz
Chief Financial Officer

Date: April 15, 2013